UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: September 30, 2013 (date of earliest event report)

Speedemissions, Inc.
(Exact name of registrant as specified in its charter)

Florida
(State or other jurisdiction of incorporation)

000-49688	33-0961488
(Commission File Number)	(IRS Employer Identification No.)

1015 Tyrone Road, Suite 220, Tyrone, Georgia	30290
(Address of principal executive offices)	(Zip Code)

(770) 306-7667
(Registrant’s telephone number, including area code)

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

Previous Independent Registered Public Accounting Firm

On September 30, 2013, Habif, Arogeti & Wynne, LLP (“HA&W”) resigned as the independent registered public accounting firm for Speedemissions, Inc. (the “Company”).

           The reports of HA&W on the Company’s financial statements as of and for the fiscal years ended December 31, 2012 and 2011 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except the reports did include statements raising substantial doubt about the Company’s ability to continue as a going concern.

           During the fiscal years ended December 31, 2012 and 2011 and through September 30, 2013, there were no disagreements between the Company and HA&W on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HA&W, would have caused it to make reference thereto in its reports on the financial statements for such years.

           During the fiscal years ended December 31, 2012 and 2011 and through September 30, 2013, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K promulgated under Securities Act of 1933.

           The Company provided to HA&W the disclosure contained in this Current Report on Form 8-K and requested that HA&W furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not HA&W agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree.  The Company received a letter from HA&W stating that it agrees with the above statements, and a copy of such letter is attached to this Current Report on Form 8-K as Exhibit 16.1.

New Independent Registered Public Accounting Firm

On October 8, 2013, the Audit Committee of the Company’s Board of Directors unanimously voted to engage Porter Keadle Moore, LLC (“PKM”) as its new independent registered public accounting firm, effective immediately.

           During the fiscal years ended December 31, 2012 and 2011 and through October 8, 2013, the Company did not consult with PKM regarding any of the following:

(1)             the application of accounting principles to a specified transaction, either completed or proposed;

(2)            the type of audit opinion that might be rendered on the Company’s financial statements; or

(3)            any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter from Habif, Arogeti & Wynne, LLP

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 11, 2013	Speedemissions, Inc., a Florida corporation

/s/ Richard A. Parlontieri
By: Richard A. Parlontieri
Its: President and Chief Executive Officer